UNITED STATES SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C. 20549


                    FORM 8-K

                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



     Date of Earliest Event Reported: November 19, 2002

          Date of Report: November 19, 2002




               Ferrellgas  Partners,  L.P.
            Ferrellgas  Partners  Finance  Corp.
          ---------------------------------------

 (Exact name of registrants as specified in their charters)



         Delaware                1-11331                    43-1698480
         Delaware               333-06693                   43-1742520
       ------------           -------------               --------------
     (States or other        Commission file             (I.R.S. Employer
     jurisdictions of           numbers                   Identification
     incorporation or                                         Nos.)
       organization)





               One Liberty Plaza, Liberty, Missouri 64068

--------------------------------------------------------------------------------
           (Address of principal executive offices) (Zip Code)

Registrants'   telephone  number,   including  area  code:  (816) 792-1600



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ITEM 9.  REGULATION FD DISCLOSURE


     On Tuesday, November 26, 2002, Ferrellgas Partners, L.P. will report earnings for the first quarter ended October 31, 2002. James E. Ferrell, Chairman, President and Chief Executive Officer, will conduct a live
teleconference             on            the             Internet             at
http://www.firstcallevents.com/service/ajwz370021103gf12.html. The live webcast of the teleconference will begin at 2:00 p.m. Eastern Time.



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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)



Date: November 19, 2002                    By     /s/ Kevin T. Kelly
                               -------------------------------------------------

                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                           FERRELLGAS PARTNERS FINANCE
                                           CORP.


Date: November 19, 2002                    By     /s/ Kevin T. Kelly
                             ---------------------------------------------------

                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)









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